UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: April 29, 2005
(Date of earliest event reported)



                          GS MORTGAGE SECURITIES CORP.
                          ----------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


   DELAWARE                         333-120274                   13-3387389
   --------                         ----------                   ----------
(STATE OR OTHER JURISDICTION       (COMMISSION               (I.R.S. EMPLOYER
     OF INCORPORATION)             FILE NUMBER)             IDENTIFICATION NO.)


   85 BROAD STREET, NEW YORK, NEW YORK                             10004
   -----------------------------------                             -----
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                       (ZIP CODE)

Registrant's telephone number, including area code: (212) 902-1000


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.        OTHER EVENTS.

         On May 13, 2005, the Registrant will cause the issuance and sale of approximately $439,327,000 initial principal amount of GS Mortgage Securities Corp., Mortgage Pass-Through Certificates, Series 2005-S2, (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of April 1, 2005, among GS Mortgage Securities Corp., as depositor, Long Beach Mortgage Company, as master servicer and responsible party, Deutsche Bank National Trust Company, as trustee and Wachovia Bank, National Association, as co-trustee.

         In connection with the sale of the Certificates by Goldman, Sachs & Co. ("Goldman Sachs") and WaMu Capital Corp. ("WaMu", and together with Goldman Sachs, the "Underwriters"), the Registrant has been advised that the Underwriters have furnished to prospective investors certain information that may be considered "collateral term sheets" (the "Collateral Term Sheets") with respect to the Certificates following the effective date of Registration Statement No. 333-120274, which Collateral Term Sheets are being filed as exhibits to this report.

         The Collateral Term Sheets have been provided by the Underwriters. The information in the Collateral Term Sheets is preliminary and may be superseded by any other information subsequently filed with the Securities and Exchange Commission.

         THE UNDERWRITERS HAVE ADVISED THE REGISTRANT THAT CERTAIN INFORMATION IN THE COLLATERAL TERM SHEETS MAY HAVE BEEN BASED ON ASSUMPTIONS THAT DIFFERED FROM THE FINAL POOL INFORMATION.

         The Collateral Term Sheets were prepared by the Underwriters at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Collateral Term Sheets may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Collateral Term Sheets may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Collateral Term Sheets may not be relevant to or appropriate for investors other than those specifically requesting them.

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Item 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

          (a)  FINANCIAL STATEMENTS.

               Not applicable.

          (b)  PRO FORMA FINANCIAL INFORMATION.

               Not applicable.

          (c)  EXHIBITS

   EXHIBIT NO.                ITEM 601(A) OF                DESCRIPTION
                              REGULATION S-K
                              EXHIBIT NO.
        1                         99.1                    Collateral Term
                                                          Sheets prepared by
                                                          the Underwriters in
                                                          connection with
                                                          certain classes of
                                                          GSAMP Trust 2005-S2,
                                                          Mortgage
                                                          Pass-Through
                                                          Certificates, Series
                                                          2005-S2.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     GS MORTGAGE SECURITIES CORP.


                                     By: /s/ Michelle Gill
                                        -------------------------
                                     Name:   Michelle Gill
                                     Title:  Vice President



Dated: April 29, 2005


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                                  EXHIBIT INDEX

   EXHIBIT NUMBER       Item 601(a) of Regulation                 DESCRIPTION
                              S-K EXHIBIT NO.
          1                       99.1                Collateral  Term Sheets  prepared by the
                                                      Underwriters  in connection with certain
                                                      classes   of   GSAMP   Trust    2005-S2,
                                                      Mortgage   Pass-Through    Certificates,
                                                      Series 2005-S2.

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                                     EXHIBIT